                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): OCTOBER 2, 1998
                                                          ---------------

                       BANC ONE AUTO GRANTOR TRUST 1996-A
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                    (Issuer with respect to the Certificates)


                              BANK ONE, TEXAS, N.A.
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             (Exact name of registrant as specified in its charter)


                                    NEW YORK
                                    --------
         (State or other jurisdiction of incorporation or organization)

                333-1092
               333-1092-1                         75-2270994
               ----------                         ----------
        (Commission File Number)     (IRS Employer Identification Number)



1717 MAIN STREET, DALLAS, TEXAS                               75201
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(Address of principal executive offices)                   (Zip Code)


                 (214) 290-7437
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Registrant's telephone number, including area code

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On October 2, 1998, the parent corporation for Bank One, Texas, N.A. (the "Bank"), Banc One Corporation ("BANC ONE") was merged (the "Merger") with First Chicago NBD Corporation ("FCNBD") and the surviving entity is BANK ONE CORPORATION ("BANK ONE"). In connection with such merger, the Bank in its capacity as servicer of the Banc One Auto Grantor Trust 1996-A (the "Trust"), changed the independent accountants for the Trust from Coopers & Lybrand L.L.P., now PricewaterhouseCoopers LLP ("PwC") to Arthur Anderson LLP ("AA"), historically engaged by FCNBD. BANK ONE has selected AA as the certifying accountant for the merged entity. The sole reason for the change of the independent accountants of the Trust was to align the independent accountants of the Trust with those of BANK ONE.

         The Trust does not have financial statements and the reports of independent accountants for the Trust are limited to (i) comparing the mathematical calculations of certain amounts set forth in the Distribution Date Statements with the Servicer's computer reports that were the source of such amounts, and (ii) examining the assertion of the Servicer that it has maintained effective internal control over the servicing of accounts under the Master Pooling and Servicing Agreement for the Trust, in accordance with standards established by the American Institute of Certified Public Accountants. Therefore, the standards enumerated in Item 304 of Regulation S-K under the Securities and Exchange Act of 1934 ("Item 304"), which apply to audits of financial statements, are not applicable to the services performed for the Trust by independent accountants. Nonetheless, the reports of PwC with respect to the Trust for the two fiscal years ended December 31 prior to their replacement did not state that either (x) the amounts referred to in clause (i) above were not in agreement, except for such exceptions as PwC believed to be immaterial, or
(y) the assertion of the Servicer in clause (ii) above was not fairly stated, in all material respects, and there were no disagreements (as defined in the instructions to Item 304 of Regulation S-K) between PwC and the Bank, in its capacity as servicer to the Trust, in connection with such reports. The decision to change accountants was made in order to align the independent accountants of the Trust with those of BANK ONE.

         In the two years prior to AA's appointment, the Bank, in its capacity as servicer of the Trust, did not consult AA in any matter with respect to the Trust.

         A letter from PwC stating their agreement with the statements made herein is filed as Exhibit 16.01 to this Form 8-K.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         The following exhibit is filed as part of this report:

(16.01)  Letter regarding Change in Certifying Accountant

                                    SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               BANC ONE AUTO GRANTOR TRUST 1996-A

                               By:   Bank One, Texas, N.A., as Servicer
                                        on behalf of the Trust


                               By:    /s/ Tracie H. Klein
                                      ----------------------
                               Name:  Tracie H. Klein
                               Title: Vice President



Date:  October 9, 1998
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                                  EXHIBIT INDEX

Exhibit No.       Description                                           Page No.

16.01             Letter regarding Change in Certifying Accountant         5